Cross Shore Discovery Fund
Schedule of Investments
6/30/2020 (Unaudited)

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					Initial		Available
	% of				Acquisition	Redemption	Redemption
Portfolio Funds	Net Assets		Cost(1)	Fair Value	Date	Frequency(2)	Date

Long/Short Generalist:
Atika Offshore Fund, Ltd., Class A, Series 1	7.1%		$1,190,187	$3,128,331	1/2/2015	Quarterly	9/30/2020
Atika Offshore Fund, Ltd., Class A, Series 2019-07	0.7%		250,000	304,617	7/1/2019	Quarterly	9/30/2020	(6)
Total Atika Offshore Fund, Ltd.	7.8%		1,440,187	3,432,948

Bishop Rock Opportunity Offshore, Ltd., Class 2-NR, Series 17	4.4%		1,750,000	1,931,710	3/1/2019	Quarterly	9/30/2020
Bishop Rock Opportunity Offshore, Ltd., Class 2-NR, Series 23	2.3%		1,000,000	1,013,948	1/1/2020	Quarterly	9/30/2020	(5)
Total Bishop Rock Opportunity Offshore, Ltd.	6.7%		2,750,000	2,945,658

BBCM Offshore Fund, Ltd., Class A, Series 2019-02	1.5%		591,586	667,153	2/1/2019	Quarterly	9/30/2020	(3)
BBCM Offshore Fund, Ltd., Class A, Series 2019-07	1.9%		800,000	845,883	7/1/2019	Quarterly	9/30/2020	(3	)(4)
BBCM Offshore Fund, Ltd., Class A, Series 2020-01	1.2%		500,000	520,093	1/1/2020	Quarterly	9/30/2020	(3	)(4)
Total BBCM Offshore Fund, Ltd.	4.6%		1,891,586	2,033,129

Rivulet Capital Offshore Fund, Ltd., Class A, Series 1	4.6%		1,443,554	2,034,210	6/1/2015	Quarterly	9/30/2020	(7)
Hawk Ridge Partners Offshore, Ltd., Class A, Initial Series	4.6%		1,600,000	2,034,056	2/1/2018	Quarterly	9/30/2020
TCIM Offshore Fund, Ltd., Class A-33, Series 2019-12	4.2%		1,756,892	1,841,505	12/1/2019	Monthly	7/31/2020	(5)

Thames Absolute Return Offshore Fund, Ltd., Class B-2, Series 2	3.0%		1,300,000	1,339,668	11/1/2017	Quarterly	9/30/2020
Thames Absolute Return Offshore Fund, Ltd., Class B-2, Series 13	0.5%		250,000	235,928	1/1/2020	Quarterly	9/30/2020	(6)
Total Thames Absolute Return Offshore Fund, Ltd.	3.5%		1,550,000	1,575,596

Parplus Equity Fund, Ltd., Series 2020-02	0.0	%(8)	1,900,000	19	2/1/2020	Monthly	7/31/2020	(6)
Total Long/Short Generalist	36.0%		14,332,219	15,897,121

European Long/Short Generalist:
Elbe Investors, Ltd., Class A-F, Series 1	2.8%		1,250,000	1,234,432	6/1/2017	Monthly	7/31/2020
Elbe Investors, Ltd., Class A, Series 1	0.6%		250,000	261,797	2/1/2019	Monthly	7/31/2020
Total European Long/Short Generalist	3.4%		1,500,000	1,496,229

Long/Short Sector:
Energy
Encompass Capital Fund Offshore, Ltd., Class A, Series 46	3.6%		1,900,000	1,593,948	1/1/2020	Quarterly	9/30/2020	(9)

Financial Services
BHZ Consolidation Cayman Fund, LP, Class C	3.2%		1,750,000	1,398,045	5/1/2018	Quarterly	9/30/2020
BHZ Consolidation Cayman Fund, LP, Class C	0.3%		200,000	151,290	1/1/2020	Quarterly	9/30/2020	(10)
Total BHZ Consolidation Cayman Fund, LP	3.5%		1,950,000	1,549,335

Healthcare, Biotechnology
Avoro Life Sciences Offshore Fund, Ltd., Class A, Series 2017-05	7.9%		1,200,000	3,457,491	5/1/2017	Quarterly	9/30/2020

Biomedical Offshore Value Fund, Ltd., Class I, Series 200199-1	5.5%		1,600,000	2,435,797	1/1/2019	Quarterly	9/30/2020
Biomedical Offshore Value Fund, Ltd., Class I, Series 200199-2	1.2%		500,000	516,353	4/1/2020	Quarterly	9/30/2020	(5)
Total Biomedical Offshore Value Fund, Ltd.	6.7%		2,100,000	2,952,150
Total Healthcare, Biotechnology	14.6%		3,300,000	6,409,641

Healthcare, Consumer
Armistice Capital Offshore Fund, Ltd., Class A, Series 2019-04B	0.0	%(8)	17,040	10,468	4/1/2019	N/A	(11)
Armistice Capital Offshore Fund, Ltd., Class A2, Series 2015-09B	0.0	%(8)	4,503	4,699	9/1/2015	N/A	(11)
Armistice Capital Offshore Fund, Ltd., Class A2, Series 2013-08B	0.0	%(8)	3,109	3,558	1/2/2015	N/A	(11)
Total Armistice Capital Offshore Fund, Ltd.	0.0	%(8)	24,652	18,725

Technology, Media and Telecommunications
Center Lake Capital, Ltd., Class A, Series 2019-05	4.0%		1,500,000	1,767,724	5/1/2019	Semi-Annual	12/31/2020
Center Lake Capital, Ltd., Class A, Series 2019-07	0.9%		350,000	380,600	7/1/2019	Semi-Annual	12/31/2020	(5)
Total Center Lake Capital, Ltd.	4.9%		1,850,000	2,148,324

Light Street Xenon, Ltd., Class A1, Series N	6.8%		1,541,962	2,980,234	1/2/2015	Quarterly	9/30/2020
Whale Rock Flagship Fund, Ltd., Class A-1, Series I000157582	6.5%		1,212,194	2,848,845	4/1/2015	Quarterly	9/30/2020
Atreides Foundation Fund, Ltd., Founders Class, Series F-2	4.8%		1,585,524	2,098,238	5/15/2019	Quarterly	9/30/2020	(7	)(12)
Total Technology, Media and Telecommunications	23.0%		6,189,680	10,075,641

Utilities
Electron Global Fund, Ltd., Class A, Series 3	0.4%		200,000	163,353	1/1/2020	Monthly	7/31/2020	(13)

Total Long/Short Sector	45.1%		13,564,332	19,810,643

Total Investments In Portfolio Funds	84.5%		$29,396,551	$37,203,993

Cross Shore Discovery Fund

Schedule of Investments

6/30/2020 (Unaudited)

Money Market Funds	% of Net Assets	Cost	Fair Value	Shares

Federated Hermes Institutional Prime Obligations Fund,
Institutional Class, 0.31%(14)	2.7%	$1,203,091	$1,203,280	1,202,318

Total Investments	87.2%	$30,599,642	$38,407,273

Other Assets in Excess of Liabilities	12.8%		$5,639,671

Net Assets	100.0%		$44,046,944

(1)	There were no unfunded capital commitments as of June 30, 2020.
(2)	Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g., a soft lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 30 to 120 days.
(3)	Subject to 50% investor level quarterly gate.
(4)	Subject to 6% soft lock during the first year of investment.
(5)	Subject to 5% soft lock during the first year of investment.
(6)	Subject to 3% soft lock during the first year of investment.
(7)	Subject to 25% investor level quarterly gate.
(8)	Amount is less than 0.05%.
(9)	Subject to 4% soft lock during the first year of investment.
(10)	Subject to 2% soft lock during the first year of investment.
(11)	Redemptions are not permitted until the underlying special investments are sold/liquidated.
(12)	Subject to 5% soft lock during the first two years of investment.
(13)	Subject to 2.5% soft lock during the first year of investment.
(14)	Rate disclosed is the seven day effective yield as of June 30, 2020.

The aggregate cost and unrealized appreciation/(depreciation) of investments as of June 30, 2020, as computed for federal tax purposes, were as follows:

Aggregate Tax Cost	$37,129,907

Gross Unrealized Appreciation	$3,956,923
Gross Unrealized Depreciation	(2,679,557)
Net Unrealized Appreciation/(Depreciation)	$1,277,366

The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies and the tax deferral of losses on wash sales.

See accompanying notes which are an integral part of this schedule of investments.

Cross Shore Discovery Fund

Notes to Schedule of Investments

June 30, 2020 (Unaudited)

1. Organization

Cross Shore Discovery Fund (the “Fund”) was organized on May 21, 2014 as a Delaware statutory trust. The Fund commenced operations on January 2, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified closed-end management investment company and offers interests (“Shares”) registered under the 1940 Act and the Securities Act of 1933, as amended. The Fund’s initial registration under the 1940 Act and the Securities Act of 1933 became effective on January 30, 2015. The Fund operates as a “fund of hedge funds”. The Fund provides investors access to a variety of professionally managed private investment funds (“hedge funds”) that predominately employ equity long/short strategies (each a “Portfolio Fund”). The Portfolio Funds are not registered under the 1940 Act and are generally organized outside of the United States (“U.S.”). The Fund currently offers one class of shares (“Institutional Shares”).

Under the Fund’s organizational documents, its officers and Board of Trustees (“Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Fund Transactions and Income Recognition

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last day of the calendar month. Interest income, if any, and expense are accrued each month. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

B. Investment Valuation and Risks

The Fund will calculate the net asset value per share (“NAV”) of the Institutional Shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by Cross Shore Capital Management, LLC, the Fund’s investment adviser (the “Adviser”).

Cross Shore Discovery Fund

Notes to Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Accordingly, the Board has approved procedures (the “Valuation Procedures”) pursuant to which the Fund will value its investments in the Portfolio Funds at fair value. Under the Valuation Procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which the NAV of the Institutional Shares is calculated (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith. All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee. The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by a Portfolio Fund’s Investment Manager or third party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date, including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.

Because Portfolio Funds are not registered under the 1940 Act and their governing documents typically do not impose significant investment restrictions, a Portfolio Fund may without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments (collectively, “Assets”). While, generally, each Portfolio Fund carries its investments at fair value, these investments may be associated with a varying degree of off-balance sheet risks, including both market and credit risks. Market risk is the risk of potential adverse changes to the value of the Assets because of the changes in market conditions such as interest and currency rate movements and volatility of Asset values. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective balance sheets. In addition, the Portfolio Funds will engage in the short sale of securities. A short sale of a security not owned by a Portfolio Fund involves the sale of a security that is borrowed from a counterparty to complete the sale. The sale of a borrowed security may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited, although losses to the Fund are limited to its investment in a particular Portfolio Fund.

Portfolio Fund Investment Managers (the “Investment Managers”), who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. During the period ended June 30, 2020, the fees for these services ranged from 0.75% to 2.00% per annum for management fees and up to 20% of the Portfolio Funds’ net profits for incentive fees or allocations. In certain cases, the incentive fees or allocations may be subject to a hurdle rate. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund.

Based on the information the Adviser typically receives from the Portfolio Funds, the Fund is unable to determine on a look-through basis if any investments, on an aggregate basis, held by the Portfolio Funds represent greater than 5% of the Fund’s net assets.

The Fund’s interests in Portfolio Funds may also be illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents.

Cross Shore Discovery Fund

Notes to Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Generally, the fair value of the Fund’s investments in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by applicable Portfolio Fund Management. All valuations as of June 30, 2020, were determined by the Adviser to be consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at June 30, 2020, if it were to liquidate its investments in the Portfolio Funds. Because of the inherent uncertainly of valuation, the value of investments in the Portfolio Funds held by the Fund may differ significantly from the values that would have been used had a ready market existed, and differences could be material.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the balance provided by the Portfolio Fund Management does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets and would be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Any such decision is made in good faith and is subject to the review and supervision of the Board.

In determining fair values as of June 30, 2020, the Adviser has, as a practical expedient, estimated the fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

Investments in money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. Accordingly, money market mutual funds with a fair value of $1,203,280 have been categorized as Level 1 in the fair value hierarchy. All investments for which fair value is measured using the NAV per share as a practical expedient are not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds with a fair value of $37,203,993 have not been categorized in the fair value hierarchy.

3. Investment Strategies

The Fund seeks to invest at least 80% of its total assets in Portfolio Funds that predominately employ equity long/short strategies. Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers. These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities. For a more detailed description, please see the Fund’s prospectus.

Cross Shore Discovery Fund

Notes to Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies. Investment Managers, for example, may construct long and short portions based upon: (1) a mispricing of equity securities relative to each other or relative to historic norms (Relative Value Approach); (2) the effect of events on different equity securities (Event Driven Approach); (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Long/Short Approach); and/or (4) the effect of economic and political changes on the prices of equity securities (Directional Trading Approach) (collectively, “Long/Short Equity Techniques”). The Investment Managers may utilize a variety of investment styles (e.g., growth/value, small cap/large cap) and focus on specific sectors, regions (e.g., U.S., emerging markets, global) and asset classes (e.g., common stocks, preferred stocks and convertible securities) to implement their long/short equity strategies.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants to implement their equity long/short strategies. A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis. For example, a Portfolio Fund may take a long or short position in the Fixed Income Securities of one or more specific issuers or groups of Fixed Income Securities to the extent that the Investment Manager believes that such securities constitute a better investment opportunity than corresponding equity securities over a given period of time. A Portfolio Fund may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio. It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.

While a Portfolio Fund generally implements its long/short strategies by investing directly or selling short Equity and Fixed Income Securities, a Portfolio Fund may use derivatives, typically, options on Equity or Fixed Income indices (each an “Index”), futures on Indices and total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or for hedging against certain long/short strategy risks.